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                                                                    Exhibit 24.3

                                POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of up to 35,000,000 shares of common stock of the Company to Price Communications Corporation and its affiliates.

     NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of May, 2002.


                                         /s/ Doreen A. Toben
                                         -------------------------------
                                         Doreen A. Toben

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                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to the issuance of up to 35,000,000 shares of common stock of the Company to Price Communications Corporation and its affiliates.


         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of May, 2002.

                                              /s/ John F. Killian
                                              ---------------------------
                                              John F. Killian